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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 23, 1998


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                       (AS DEPOSITOR UNDER THE INDENTURE,
          DATED AS OF SEPTEMBER 1, 1998, PROVIDING FOR THE ISSUANCE OF
                ASSET-BACKED FLOATING RATE NOTES, SERIES 1998-11)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                   333-50153                 13-3439681
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(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

         Seven World Trade Center
         New York, New York                                  10048
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (212) 783-5659


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                                       -2-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



   Exhibit No.                    Description
   -----------                    -----------

     25.1                  Statement of Eligibility of Norwest
                           Bank Minnesota, National Association
                           on Form T-1 under the Trust
                           Indenture Act of 1939 of a
                           corporation designated to act as
                           Trustee.




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                                       -3-


                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 23, 1998

                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.


                                       By:  /s/ Matthew R. Bollo
                                           ---------------------------------
                                       Name:    Matthew R. Bollo
                                       Title:   Assistant Vice President




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                                INDEX TO EXHIBITS



       Exhibit No.                                  Description
       -----------                                  -----------
           25.1 Statement of Eligibility of Norwest Bank Minnesota, National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.